Exhibit 99.1

W. Timothy Garvey, MD1; Kishore Gadde, MD2; Craig Peterson, MS3; Wesley Day, PhD3 1Chair, Department of Nutrition Services, Professor of Nutrition Services, University of Alabama at Birmingham, Birmingham, AL; 2Duke University, Durham, NC; 3VIVUS, Inc., Mountain View, CA Weight Loss With Controlled-Release Phentermine-Topiramate (PHEN/TPM CR) Drives Improvements in Obesity-Related Comorbidities in Overweight and Obese Subjects Over 12 Months Treatment

Overview Worldwide, there are more than 1 billion overweight adults—at least 300 million are clinically obese1 Obesity is associated with excess mortality due to comorbidities (eg, cardiovascular disease, diabetes, hypertension)1,2 Modest weight loss (5%-10%) can result in a marked reduction in the risk of obesity-related metabolic and cardiovascular events3,4 Standard treatments for obesity (diet and exercise) achieve marginal weight loss Currently approved weight-loss agents are often poorly tolerated and fail to achieve clinically meaningful long-term efficacy5 A well-tolerated, safe and effective weight loss therapy that can minimize obesity-associated comorbidities is needed to impede the growing global obesity epidemic 1. World Health Organization Web site. Accessed April 12, 2010. 2. Must A, et al. JAMA. 1999;282:1523-1529. 3. Goldstein DJ. Int J Obes Relat Metab Disord.1992;16:397-415. 4. Pasanisi F, et al. Nutr Metab Cardiovasc Dis. 2001;11:401-406. 5. Padwal RS, Majumdar SR. Lancet . 2007;369:71-77.

Phentermine and Topiramate Phentermine (PHEN)1-3 FDA-approved (1959) as a short-term adjunct to diet and exercise Stimulates hypothalmic neurons to release norepinephrine that may cause: Appetite suppression by increasing blood leptin levels4 A decrease in neuropeptide Y production, which may result in increased satiety and decreased appetite4 Side effects at recommended dose of 37.5 mg/day Topiramate (TPM)5-9 Neurotherapeutic agent approved for seizure disorders (1996) and migraine headache prophylaxis (2004) Demonstrated weight loss in obese individuals as well as clinically meaningful improvements in glycemic control and blood pressure Associated with dose-limiting side effects, which prevent use as a single agent at the doses necessary to produce significant weight loss 1. Adipex-P® [package insert]. Sellersville, PA: Teva Pharmaceuticals USA; 2005. 2. Montague CT, et al. Nature. 1997;387:903-908. 3. Heymsfield SB, et al. JAMA. 1999;282:1568-1575. 4.Wellman PJ. Nutrition. 2000;16:837-842. 5.Topamax® [package insert]. Titusville, NJ: Ortho-McNeil-Janssen Pharmaceuticals, Inc.; 2009. 6. Ben-Menachem E, et al. Obes Res. 2003;11:556-562. 7. Wilding J, et al. Int J Obes Relat Metab Disord. 2004;28:1399-1410. 8. Bray GA, et al. Obes Res. 2003;11:722-733. 9. Tonstad S, et al. Am J Cardiol. 2005;96:243-251.

PHEN/TPM CR or Qnexa® is an investigational weight loss therapy that is a combination of PHEN and TPM The 2 agents produce weight loss through different complementary mechanisms specific to each component Response with the combination is greater than the maximal response that could be obtained with either agent alone, allowing for lower doses of each agent Objective To evaluate the effect of PHEN/TPM CR on weight loss, as well as systolic blood pressure (SBP), diastolic blood pressure (DBP), lipids, and waist circumference over a 56-week treatment period in overweight and obese subjects across multiple studies Once-Daily, Low-Dose, Controlled Release Phentermine -Topiramate (PHEN/TPM CR)

Integrated Analysis of PHEN-TPM CR OB-302 (EQUIP) Compared full-dose (15/92 mg) and low-dose (3.75/23 mg) PHEN/TPM CR with placebo over 56 weeks of treatment in obese adults (<70 years of age with a BMI >35 kg/m2) Pooled analysis of two Phase 3, randomized, double-blind, placebo-controlled, multicenter clinical studies OB-303 (CONQUER) Compared 15/92 mg and mid-dose (7.5/46 mg) PHEN/TPM CR with placebo over 56 weeks of treatment in overweight and obese adults <70 years of age with a BMI of >27 kg/m2 to <45 kg/m2)* with 2 or more weight-related comorbidities: Increased waist circumference Elevated blood pressure Type 2 diabetes, IFG/IGT by OGTT Elevated triglycerides IFG/IGT=impaired fasting glucose/impaired glucose tolerance; OGTT=oral glucose tolerance testing *No lower BMI in diabetics.

Baseline Demographics PHEN/TPM CR Placebo 3.75/23 7.5/46 15/92 (n = 1477) (n = 234) (n = 488) (n = 1479) Age (years), Mean (SD) 48.5 (11.4) 43.0 (11.1) 51.1 (10.4) 48.0 (12.0) Female, n (%) 1102 (74.6) 194 (82.9) 341 (69.9) 1094 (74.0) Race, n (%) Caucasian 1251 (84.7) 189 (80.8) 424 (86.9) 1235 (83.5) African 199 (13.5) 35 (15.0) 51 (10.5) 210 (14.2) Asian 9 (0.6) 2 (0.9) 5 (1.0) 12 (0.8) American Indian/Asaskan Native 10 (0.7) 2 (0.9) 6 (1.2) 15 (1.0) Native Hawaiian/Pacific Islander 4 (0.3) 1 (0.4) 2 (0.4) 5 (0.3) Other 16 (1.1) 5 (2.1) 5 (1.0) 15 (1.0) Weight (kg), Mean (SD) 107.5 (20.2) 118.6 (21.9) 102.8 (18.2) 107.1 (19.6) Waist circumference (cm), Mean (SD) 115.8 (13.3) 121.5 (15.2) 112.7 (12.4) 115.5 (13.5) Body mass index (kg/m2), Mean (SD) 38.5 (5.7) 42.5 (6.5) 36.3 (4.4) 38.4 (5.7) Systolic blood pressure (mm Hg), Mean (SD) 126.6 (13.3) 122.5 (11.1) 128.5 (13.6) 125.9 (13.1) Diastolic blood pressure (mm Hg), Mean (SD) 79.7 (9.0) 77.8 (7.5) 80.6 (8.7) 79.2 (8.8)

Primary Outcome: Percent Weight Loss at Week 56 Percent Weight Loss From Baseline to Week 56 for CONQUER and EQUIP LS mean percent weight loss for the one-year ITT-LOCF population was maintained across all doses of PHEN/TPM CR at 56 weeks

Categorical Weight Loss at Week 56 (ITT-LOCF) Percent of Subjects Reaching at Least 5%, 10%, and 15% Weight Loss at Week 56 for CONQUER and EQUIP

Change in Waist Circumference (WC) From Baseline to Week 56 (ITT-LOCF)

Change in Blood Pressure From Baseline to Week 56 (ITT-LOCF)

Change in Lipid Levels From Baseline to Week 56 (ITT-LOCF)

Change in Triglycerides (TG) From Baseline to Week 56 (ITT-LOCF)

Change in Fasting Serum Glucose (FSG) Compared With Placebo (ITT-LOCF)

CONQUER: Change in Fasting Insulin (FI) From Baseline to Week 56 (ITT-LOCF)

CONQUER: Change in Inflammatory Biomarkers From Baseline to Week 56 (ITT-LOCF)

Treatment-Emergent Adverse Events Reported in >5% of Subjects in EQUIP and CONQUER EQUIP (N=1264) CONQUER (N=2485) % of Patients (N=3749) Placebo 3.75/23 15/92 Placebo 7.5/46 15/92 Dry mouth 3.7 6.7 17.0 2.4 13.5 20.8 Tingling 1.9 4.2 18.8 2.0 13.7 20.5 Constipation 6.8 7.9 14.1 5.9 15.1 17.4 Upper respiratory infection 10.9 15.8 12.3 12.9 12.2 13.4 Altered taste 1.0 1.3 8.4 1.1 7.4 10.4 Insomnia 4.9 5.0 7.8 4.7 5.8 10.3 headache 10.1 10.4 11.9 9.1 7.0 10.2 Dizziness 4.1 2.9 5.7 3.1 7.2 10.0 Common cold 7.2 12.5 9.0 8.7 10.6 9.9 Sinus infection 5.5 7.5 7.2 6.7 6.8 8.6 Back pain 5.1 5.4 5.5 4.9 5.6 7.2 Nausea 4.7 5.8 7.2 4.2 3.6 6.8 Blurred vision 3.1 6.3 4.5 3.6 4.0 6.0 Bronchitis 4.3 6.7 5.5 4.3 4.4 5.2 Diarrhea 4.5 5.0 4.7 4.8 6.4 5.8 Urinary tract infection 3.5 3.3 4.7 3.7 5.2 5.4 Cough 3.5 3.3 5.1 3.0 3.8 4.8 Influenza 4.7 7.5 5.1 4.3 4.6 3.5

Treatment-Emergent Adverse Events Most adverse events (AEs) were mild or moderate in severity Discontinuations due to AEs in the 1-year cohort: 9% (placebo) 12% (3.75/23) 12% (7.5/46) 18% (15/92) Reasons for discontinuations (occurring at >1% frequency): blurred vision, headache, insomnia, depression, tingling, irritability, anxiety, and dizziness

Summary This integrated analyses of two pivotal Phase 3 trials (EQUIP and CONQUER) demonstrates the efficacy and safety of PHEN/TPM CR across a broad subject population PHEN/TPM CR treatment achieved marked weight loss in subjects with and without comorbidities, and clinically meaningful reductions in all measured cardiovascular and metabolic risk factors Treatment with PHEN/TPM CR was generally well tolerated The PHEN/TPM dose response permits an analysis of the cardiometabolic benefits associated with progressive weight loss Improvements in waist circumference, DBP, HDL, triglycerides, fasting glucose, and adiponectin were not maximized following a 4.7 to 8.2% weight loss; and tended to be greatest in the patients with the 10.4% weight loss taking the full dose PHEN/TPM CR PHEN/TPM CR is a novel, once-daily, oral, low-dose controlled-release treatment that can lead to significant weight reduction and may address obesity-related cardiometabolic disease risk factors